Exhibit 10.67

AMENDMENT NO. 4 TO CREDIT AGREEMENT AND
PARENT GUARANTY AND PLEDGE AGREEMENT

THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT AND PARENT GUARANTY AND PLEDGE AGREEMENT (this “Amendment No. 4”), dated as of April 17, 2003, among NEXTEL PARTNERS, INC., a Delaware corporation (the “Parent”), NEXTEL PARTNERS OPERATING CORP., a Delaware corporation (the “Borrower”), each of the entities identified as Consenting Obligors on the signature pages hereto (collectively, the “Consenting Obligors”), the various financial institutions from time to time parties to the Credit Agreement (as defined below) as lenders (collectively, the “Lenders”), CREDIT SUISSE FIRST BOSTON, as syndication agent (the “Syndication Agent”) for the Lenders, THE BANK OF NEW YORK, as documentation agent (the “Documentation Agent”) for the Lenders, and BANK OF MONTREAL, as administrative agent (the “Administrative Agent”) for the Lenders (the Syndication Agent and the Administrative Agent are collectively referred to herein as the “Agents” and each as an “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of September 9, 1999 (as heretofore modified and supplemented and in effect as of the date hereof, the “Credit Agreement”);

WHEREAS, the Parent and the Administrative Agent are parties to the Parent Guaranty and Pledge Agreement, dated as of January 29, 1999 (as heretofore modified and supplemented and in effect as of the date hereof, the “Parent Guaranty and Pledge Agreement”);

WHEREAS, the Parent has, prior to the date hereof, issued the Senior Notes, the New Senior Notes, the Additional Senior Notes, and the Supplemental Senior Notes;

WHEREAS, the Parent desires, from time to time, to issue additional unsecured Debt, subject to the terms and conditions of the Credit Agreement and the Parent Guaranty and Pledge Agreement (each as amended hereby);

WHEREAS, all Loans and Obligations shall continue to be and shall be fully guaranteed by the Parent Guaranty and Pledge Agreement and the Subsidiary Guaranty and fully secured by, among other things, the Parent Guaranty and Pledge Agreement, the Borrower Security and Pledge Agreement and the Subsidiary Security and Pledge Agreement; and

WHEREAS, each of Parent and the Borrower desires, and each of the Required Lenders parties hereto are willing, upon the terms and conditions hereinafter set forth, to amend the Credit Agreement and the Parent Guaranty and Pledge Agreement as set forth herein;

NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

PART I

DEFINITIONS

SUBPART 1.1.  Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 4, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Agent” and “Agents” are defined in the preamble.

“Amendment No. 4” is defined in the preamble.

“Amendment No. 4 Effective Date” is defined in Subpart 5.1.

“Borrower” is defined in the preamble.

“Consenting Obligors” means each of the entities identified as such on the signature pages hereof.

“Credit Agreement” is defined in the first recital.

“Lenders” is defined in the preamble.

“Parent” is defined in the preamble.

“Parent Guaranty and Pledge Agreement” is defined in the second recital.

“Syndication Agent” is defined in the preamble.

SUBPART 1.2.  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 4, including its preamble and recitals, have the meanings ascribed thereto in the Credit Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement, the Parent Guaranty and Pledge Agreement or any other Loan Document, as the case may be, shall from and after the Amendment No. 4 Effective Date refer to the Credit Agreement or the Parent Guaranty and Pledge Agreement, as the case may be, as amended hereby.

PART II

AMENDMENTS TO CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 4 Effective Date, the Credit Agreement is hereby amended in accordance with this Part II.  Except to the extent amended by this Amendment No. 4, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

SUBPART 2.1.  Amendments to Article I.  Article I of the Credit Agreement is amended as set forth in this Subpart 2.1.

(a)  The following new definitions are added to Section 1.1 of the Credit Agreement in their appropriate alphabetical order:

“Amendment No. 4” means Amendment No. 4 to Credit Agreement and Parent Guaranty and Pledge Agreement, dated as of March    , 2003, among the Parent, the Borrower, the Consenting Obligors, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent.

“Amendment No. 4 Effective Date” shall have the meaning set forth in Subpart 5.1 of Amendment No. 4.

“Additional Parent Debt” means unsecured Debt of the Parent (other than any Debt in respect of the Existing Senior Notes) issued on or after the Amendment No. 4 Effective Date, in accordance with the terms and conditions set forth in clause (c) of Section 5.9 of the Parent Guaranty and Pledge Agreement.

“Existing Senior Notes” means, collectively the Senior Notes, the Senior Discount Notes, the New Senior Notes, the Additional Senior Notes and the Supplemental Senior Notes.

“Permitted Parent Debt” means all Debt in respect of the Existing Senior Notes, all Additional Parent Debt and all permitted exchanges, refinancings, restructurings, amendments, supplements or other modifications thereto.

(b)  The definition of “Net Debt Proceeds” contained in Section 1.1 of the Credit Agreement is amended to replace the parenthetical text contained in the second through fifth lines thereof with the following parenthetical text:

“(other than Debt incurred as part of the Transaction or the Option Capitalization Transaction, other Debt permitted by Section 7.2.2, and any proceeds of any Permitted Parent Debt contributed by the Parent to the Borrower),”.

(c)  The definition of “Senior Debt” contained in Section 1.1 of the Credit Agreement is amended to in its entirety to read as follows:

“Senior Debt” means all Indebtedness of the Parent and its Subsidiaries on a consolidated basis, other than any Indebtedness constituting Permitted Parent Debt.”

(d)  The definition of “Transaction Documents” contained in Section 1.1 of the Credit Agreement is amended to:

“Transaction Documents” means each of the Nextel Operating Agreements, the Subscription and Contribution Agreement, the Restricted

Stock Purchase Agreement, the Shareholders’ Agreement, the Restated Certificate of Incorporation and all other material agreements, documents, instruments, certificates, filings, consents, approvals, board of directors resolutions and opinions furnished to or in connection with the Nextel Contribution, the Motorola Contribution, the Investors Contribution, the Senior Discount Note Issuance, the New Senior Notes Issuance, the Additional Senior Notes Issuance, the Supplemental Senior Notes Issuance, the issuance of any other Permitted Parent Debt, the Borrower Equity Contributions and the transactions contemplated thereby and hereby, each as amended, supplemented, amended and restated or otherwise modified from time to time as permitted in accordance with the terms hereof or any other Loan Document.

SUBPART 2.2.  Amendments to Article VII.  Article VII of the Credit Agreement is amended as set forth in this Subpart 2.2.

(a)  Section 7.2.6 of the Credit Agreement is amended in its entirety to read as follows:

SECTION 7.2.6.  Restricted Payments, etc.  On and at all times after the Closing Date, the Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, declare, pay or make any dividend, distribution or exchange (in cash, property or obligations) or other payment on or in respect of any Senior Notes, any New Senior Notes, any Additional Senior Notes, any Supplemental Senior Notes or any other Permitted Parent Debt, any shares of Preferred Stock of the Parent or any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower (other than (i) dividends or distributions payable in common stock or warrants to purchase its common stock, (ii) splits or reclassifications of its Capital Stock into additional or other shares of a similar class of its Capital Stock (provided that such other class of Capital Stock (x) is not (by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise) redeemable, at the option of the holder thereof, on or prior to February 8, 2010 or convertible or exchangeable for debt securities and (y) does not require the payment of dividends in cash) and (iii) in the case of Preferred Stock, dividends or distributions payable in additional Preferred Stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the payment, purchase, redemption, exchange, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to pay, purchase, redeem or exchange, any Senior Notes, any New Senior Notes, any Additional Senior Notes, any Supplemental Senior Notes or any other Permitted Parent Debt, or any shares of Preferred Stock of the Parent or any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of Preferred Stock of the Parent or any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower (the foregoing prohibited acts are herein collectively referred to as “Restricted Payments”); provided, however, that notwithstanding the foregoing provisions,

(a)  so long as (A) no Default shall have occurred and be continuing on the date such Restricted Payment is declared or to be made, nor would a Default result from the making of such Restricted Payment, (B) after giving effect to the making of such Restricted Payment the Parent and its Subsidiaries shall be in pro forma compliance with the covenants set forth in Section 7.2.4 for the most recent full Fiscal Quarter immediately preceding the date of the payment of such Restricted Payment for which relevant financial information has been delivered pursuant to clause (a) or (b) of Section 7.1.1, and (C) an Authorized Officer of the Borrower shall have delivered a certificate to the Agents in form and substance satisfactory to the Agents (including a calculation of compliance with the covenants set forth in Section 7.2.4) certifying as to the accuracy of clauses (A) and (B) above, the Borrower shall be permitted to pay cash dividends to the Parent to the extent necessary to enable the Parent to

(i)  repurchase, redeem or otherwise acquire or retire for value any common stock of the Parent, or any warrant, option or other right to acquire common stock of the Parent, from former employees or directors of the Parent or any Subsidiary for consideration not to exceed (x) $500,000 in the aggregate in any Fiscal Year (with unused amounts in any Fiscal Year being carried forward to subsequent Fiscal Years), and (y) in the case of any Itemized Executive, $2,000,000 per Itemized Executive (plus the amount of any proceeds of any key man life insurance received by the Borrower or any Subsidiary in respect of such Itemized Executive) in any Fiscal Year up to an aggregate amount not to exceed $5,000,000 in any Fiscal Year; provided, that the aggregate amount of all such repurchases made pursuant to this clause (i) shall not exceed $17,000,000 over the term of this Agreement (excluding the amount of any proceeds of any key man life insurance received by the Borrower or any Subsidiary in respect of any Itemized Executive);

(ii)  pay cash interest on the Permitted Parent Debt in an aggregate amount which, after giving effect to such payment, would not exceed $139,000,000 for the 12-month period immediately preceding such payment; and

(b)  the Borrower shall be permitted to make Restricted Payments to the Parent in amounts required for the Parent to pay when due income and franchise taxes and other fees and expenses required to maintain its corporate existence and satisfy its reporting and financial obligations and to pay out-of-pocket costs, operating expenses and other amounts required to be paid by the Parent during such Fiscal Year.

(b)  Section 7.2.10 of the Credit Agreement is amended in its entirety to read as follows:

SECTION 7.2.10.  Modification of Certain Agreements.  Without the prior written consent of the Required Lenders, the Borrower will not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement, amendment and restatement, waiver or other modification of any of the terms or provisions contained in, or applicable to, the Preferred Stock (or any charter provisions relating thereto), any Senior Discount Notes or any Permitted Parent Debt (including any agreement or indenture related thereto or to the issuance of any such Senior Discount Notes or any such Permitted Parent Debt) or any Transaction Document or any schedules, exhibits or agreements related thereto, in each case which would (i) adversely affect the rights or remedies of the Lenders or the Borrower’s or any other Obligor’s legal ability or legal right or power to perform its respective material obligations hereunder or under any Loan Document to which it is a party, (ii) decrease the amount of Committed Equity contributed in respect of the Transaction or (iii) increase the Borrower’s or any of its Subsidiaries’ obligations or liabilities, contingent or otherwise and such increase could reasonably be expected to have a Material Adverse Effect.

PART III

AMENDMENTS TO PARENT GUARANTY
AND PLEDGE AGREEMENT; CONSENT

Effective on (and subject to the occurrence of) the Amendment No. 4 Effective Date, the Parent Guaranty and Pledge Agreement is hereby amended in accordance with this Part III.  Except to the extent amended by this Amendment No. 4, the Parent Guaranty and Pledge Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

SUBPART 3.1.  Amendments, etc. to Article V.  Article V of the Parent Guaranty and Pledge Agreement is amended as set forth in this Subpart 3.1.

(a)  Amendments to Section 5.9.  Section 5.9 of the Parent Guaranty and Pledge Agreement is amended in its entirety to read as follows:

SECTION 5.9.  Indebtedness.  The Parent will not create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

(a)  Indebtedness in respect of (i) the Senior Notes and the New Senior Notes and (ii) the Additional Senior Notes; provided, that,

(A)  the aggregate outstanding principal amount of Indebtedness evidenced by the Additional Senior Notes shall not exceed $200,000,000 at any time outstanding and the Additional Senior Notes Issuance shall have occurred not later than the one-year anniversary of the Amendment No. 1 Effective Date;

(B)  the Agents shall have received (with copies for each Lender that shall have expressly requested copies thereof) a fully-executed copy of the Additional Senior Notes Indenture, and all certificates, opinions and other documents delivered thereunder, pursuant to which the Additional Senior Notes shall have been issued upon terms and conditions (including as to pricing, maturity and covenants) substantially similar to those contained in the New Senior Notes Indenture and in form and substance satisfactory to the Agents;

(C)  no Default shall have occurred and be continuing on the date of the Additional Senior Notes Issuance, nor would a Default result from the Additional Senior Notes Issuance;

(D)  after giving effect to the Additional Senior Notes Issuance, the Parent and its Subsidiaries shall be in pro forma compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement for the most recent full Fiscal Quarter immediately preceding the date of the Additional Senior Notes Issuance for which relevant financial information has been delivered pursuant to clause (a) or (b) of Section 7.1.1 of the Credit Agreement;

(E)  all Net Debt Proceeds received by the Parent from the Additional Senior Notes Issuance shall be applied by the Parent to finance Capital Expenditures associated with the Network Build-out and ongoing working capital and general corporate needs of the Borrower and its Subsidiaries or to redeem, repurchase or exchange all or part of the Senior Discount Notes; and

(F) an Authorized Officer of the Parent shall have delivered a certificate to the Agents in form and substance satisfactory to the Agents (including calculation of compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement) certifying as to the accuracy of  clauses (A) through (E) above; and

(b)  Indebtedness in respect of the Supplemental Senior Notes; provided, that,

(A)  the aggregate outstanding principal amount of Indebtedness evidenced by the Supplemental Senior Notes shall not exceed $400,000,000 at any time outstanding and the Supplemental Senior Notes Issuance shall have occurred not later than the one-year anniversary of the Amendment No. 2 Effective Date;

(B)  the Agents shall have received (with copies for each Lender that shall have expressly requested copies thereof) a fully-executed copy of the Supplemental Senior Notes Indenture, and all certificates, opinions and other documents delivered thereunder, pursuant to which the

Supplemental Senior Notes shall have been issued upon terms and conditions (including as to pricing, maturity and covenants) substantially similar to those contained in the New Senior Notes Indenture and in form and substance satisfactory to the Agents;

(C)  no Default shall have occurred and be continuing on the date of the Supplemental Senior Notes Issuance, nor would a Default result from the Supplemental Senior Notes Issuance;

(D)  after giving effect to the Supplemental Senior Notes Issuance, the Parent and its Subsidiaries shall be in pro forma compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement for the most recent full Fiscal Quarter immediately preceding the date of the Supplemental Senior Notes Issuance for which relevant financial information has been delivered pursuant to clause (a) or (b) of Section 7.1.1 of the Credit Agreement;

(E)  all Net Debt Proceeds received by the Parent from the Supplemental Senior Notes Issuance shall be applied by the Parent to finance Capital Expenditures associated with the Network Build-out and ongoing working capital and general corporate needs of the Borrower and its Subsidiaries; and

(F)  an Authorized Officer of the Parent shall have delivered a certificate to the Agents in form and substance satisfactory to the Agents (including calculation of compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement) certifying as to the accuracy of clauses (A) through (E) above; and”

(c)  Indebtedness in respect of Additional Parent Debt; provided, that,

(A)  no Additional Parent Debt shall be issued prior to the Amendment No. 4 Effective Date;

(B)  the Agents shall have received (with copies for each Lender that shall have expressly requested copies thereof) a fully-executed copy of the indenture (or similar document) related to the issuance of any such Additional Parent Debt, and all certificates, opinions and other documents delivered thereunder, pursuant to which any such Additional Parent Debt shall have been issued; provided that such Additional Parent Debt (i) shall have a “bullet” final maturity date not earlier than 30 days following the latest Stated Maturity Date for Loans under the Credit Agreement (as in effect on the Amendment No. 4 Effective Date), (ii) shall not be subject to any prepayment or amortization requirements (including sinking fund or similar arrangements) prior to such final maturity date, and (iii) shall be unsecured;

(C)  no Default shall have occurred and be continuing on the date of the issuance of any such Additional Parent Debt, nor would a Default result from the issuance of any such Additional Parent Debt;

(D)  after giving effect to the issuance of any such Additional Parent Debt, the Parent and its Subsidiaries shall be in pro forma compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement for the most recent full Fiscal Quarter immediately preceding the date of such issuance for which relevant financial information has been delivered pursuant to clause (a) or (b) of Section 7.1.1 of the Credit Agreement;

(E)  all Net Debt Proceeds received by the Parent in respect of the Additional Parent Debt shall be used by the Parent for general corporate purposes of the Parent and its Subsidiaries, including, working capital needs and the refinancing of Permitted Parent Debt; and

(F)  an Authorized Officer of the Parent shall have delivered a certificate to the Agents in form and substance satisfactory to the Agents (including calculation of compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement) certifying as to the accuracy of clauses (A) through (E) above, and

(d)  unsecured Indebtedness incurred by the Parent in the ordinary course of business as permitted by Section 5.8.

(b)  Consent to Additional Parent Debt.  By their signatures below, each of the Lenders consents, subject to the terms and conditions set forth in this Amendment No. 4, the Credit Agreement and the Parent Guaranty and Pledge Agreement (each as modified by this Amendment No. 4), to the issuance of the Additional Parent Debt and the incurrence of the Indebtedness in respect thereof; provided, however, that all of the Net Debt Proceeds received by the Parent from the issuance of the Additional Parent Debt shall be applied by the Parent for the purposes set forth in clause (c)(E) of Section 5.9 of the Parent Guaranty and Pledge Agreement (after giving effect to this Amendment No. 4).

PART IV

AFFIRMATION AND CONSENT

SUBPART 4.1.  Acknowledgment and Reaffirmation.  Each of the Parent and the Consenting Obligors hereby acknowledges the amendments to the Credit Agreement and the Parent Guaranty and Pledge Agreement pursuant to the terms and provisions set forth in this Amendment No. 4.  Each of the Parent and the Consenting Obligors hereby reaffirms, as of the Amendment No. 4 Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment No. 4 and the transactions contemplated hereby, and (ii) its guarantee of payment of, and grant of security interest to secure, all Obligations under the Credit

Agreement, the Notes and each other Loan Document pursuant to the Security Documents to which the Parent or such Consenting Obligor is a party.

SUBPART 4.2.  Representations and Warranties, etc.  Each of the Parent and the Consenting Obligors hereby certifies that, as of the date hereof (both before and after giving effect to the occurrence of the Amendment No. 4 Effective Date), the representations and warranties made by it contained in the Loan Documents to which it is a party are true and correct in all material respects with the same effect as if made on the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

SUBPART 4.3.  Loan Documents.  Each of the Parent and the Consenting Obligors further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same is hereby ratified and confirmed in all respects, except that upon the occurrence of the Amendment No. 4 Effective Date, all references in such Loan Documents to the “Credit Agreement”, “Parent Guaranty and Pledge Agreement”, “Loan Documents”, “thereunder”, “thereof”, or words of similar import shall mean the Credit Agreement, the Parent Guaranty and Pledge Agreement and the Loan Documents, as the case may be, in each case after giving effect to the amendments and other modifications provided for in this Amendment No. 4.

SUBPART 4.4.  Course of Dealing, etc.  Each of the Parent and the Consenting Obligors hereby acknowledges and agrees that the acceptance by the Agents and each Lender of this document shall not be construed in any manner to establish any course of dealing on the Agent’s or Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

PART V

CONDITIONS TO EFFECTIVENESS

SUBPART 5.1.  Effective Date.  This Amendment No. 4 shall be and become effective upon the prior or concurrent satisfaction of each of the conditions precedent set forth in this Subpart 5.1 (the “Amendment No. 4 Effective Date”).

SUBPART 5.1.1. Execution of Counterparts.  The Agents shall have received counterparts of this Amendment No. 4 duly executed by the Parent, the Borrower, the Consenting Obligors and the Required Lenders (or evidence thereof satisfactory to the Agents).  The delivery of an executed counterpart hereof by the Parent and the Borrower shall constitute a representation and warranty by the Borrower that, on the Amendment No. 4 Effective Date, after giving effect to this Amendment No. 4, all statements set forth in Article VI of the Credit Agreement, as amended by this Amendment No. 4, are true and correct as of such date (unless stated to relate solely to an earlier date, in which case such representation and warranty were true and correct in all material respects as of such earlier date).

SUBPART 5.1.2. Resolutions, etc.  The Agents shall have received from the Parent, the Borrower and each Consenting Obligor, as applicable, (i) a copy of a good standing certificate,

dated a date reasonably close to the Amendment No. 4 Effective Date, for each such Person and (ii) a certificate, dated the Amendment No. 4 Effective Date and with counterparts for each Lender, duly executed and delivered by such Person’s Secretary or Assistant Secretary as to

(a) resolutions of each such Person’s board of directors then in full force and effect authorizing, to the extent relevant, the execution, delivery and performance of Amendment No. 4 and each other Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

(b) the incumbency and signatures of those of its officers or managing members authorized to act with respect to Amendment No. 4 and each other Loan Document to be executed by such Person; and

(c) the full force and validity of each Organic Document of such Person and copies thereof,

upon which certificates each Agent and each Lender may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary or other duly authorized representative of any such Person canceling or amending the prior certificate of such Person.

SUBPART 5.1.3.  Opinion of Counsel.  The Agents shall have received an opinion, dated the Amendment No. 4 Effective Date and addressed to the Agents and all Lenders from Davis Wright Tremaine LLP, New York counsel to the Parent, the Borrower and each of the Consenting Obligors, satisfactory in form and substance to the Syndication Agent and its counsel.  Such legal opinion shall cover such matters incident to the transactions contemplated by Amendment No. 4 as the Syndication Agent may reasonably require.

SUBPART 5.1.4.  Payment of Fees and Expenses.  The Administrative Agent shall have received, for the account of each Lender which shall have delivered to the Agents a duly executed counterpart of this Amendment No. 4 by March 21, 2003, an amendment fee in the amount of .10% of such Lender’s Loans and Commitments.  In addition, the Borrower hereby agrees to pay and reimburse the Syndication Agent for all its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 4 and related documents, including all reasonable fees and disbursements of counsel to the Syndication Agent.

SUBPART 5.1.5.  Satisfactory Legal Form.  The Syndication Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Syndication Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment No. 4 shall be satisfactory to the Syndication Agent and its counsel.  All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Syndication Agent and its counsel.

SUBPART 5.2.  Limitation.  Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement, the Parent Guaranty and Pledge Agreement and each other Loan Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or the Parent Guaranty and Pledge Agreement or of any term or provision of any other Loan Document or other instrument referred to therein or herein, or of any transaction or further or future action on the part of the Parent, the Borrower or any other Person which would require the consent of the Agents or any of the Lenders under the Credit Agreement, the Parent Guaranty and Pledge Agreement or any such other Loan Document or instrument.

PART VI

MISCELLANEOUS

SUBPART 6.1.  Cross-References.  References in this Amendment No. 4 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 4.  References in this Amendment No. 4 to any Article or Section are, unless otherwise specified, to such Article or Section of the Credit Agreement or the Parent Guaranty and Pledge Agreement, as the case may be.

SUBPART 6.2.  Loan Document.  This Amendment No. 4 is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement, as amended hereby, including Article X of the Credit Agreement.

SUBPART 6.3.  Counterparts, etc.  This Amendment No. 4 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same Agreement.

SUBPART 6.4.  Governing Law.  THIS AMENDMENT NO. 4 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SUBPART 6.5.  Successors and Assigns.  This Amendment No. 4 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 6.6.  Payment of Fees and Expenses.  The Borrower agrees to pay and reimburse the Agents for all its reasonable expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 4 and related documents, including all reasonable fees and disbursements of counsel to the Agents.

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                IN WITNESS WHEREOF, the signatories hereto have caused this Amendment No. 4 to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

NEXTEL PARTNER OPERATING CORP.

By:	/s/ JOHN D. THOMPSON
Name: John D. Thompson
Title: Chief Financial Officer and Treasurer

NEXTEL PARTNERS, INC.

By:	/s/ JOHN D. THOMPSON
Name: John D. Thompson

NPCR, INC.

By:	/s/ JOHN D. THOMPSON
Name: John D. Thompson

NEXTEL PARTNERS OF UPSTATE NEW YORK, INC.

By:	/s/ JOHN D. THOMPSON
Name: John D. Thompson

NEXTEL WIP LEASE CORP.

By:	/s/ JOHN D. THOMPSON
Name: John D. Thompson

NEXTEL WIP LICENSE CORP.

By:	/s/ JOHN D. THOMPSON
Name: John D. Thompson

NEXTEL PARTNERS EQUIPMENT CORP.

By:	/s/ JOHN D. THOMPSON
Name: John D. Thompson

NPFC INC.

By:	/s/ JOHN D. THOMPSON
Name: John D. Thompson

NEXTEL WIP EXPANSION CORP.

By:	/s/ JOHN D. THOMPSON
Name: John D. Thompson

NEXTEL WIP EXPANSION TWO CORP.

By:	/s/ JOHN D. THOMPSON
Name: John D. Thompson

CREDIT SUISSE FIRST BOSTON,
as Syndication Agent and as Lender

By:	/s/SOVONNA DAY-GOINS
Name: SoVonna Day-Goins
Title: Vice President

By:	/s/ GUY M. BARON
Name: Guy M. Baron
Title: Associate

THE BANK OF NEW YORK,
as Documentation Agent

By	/s/ ROBERT W. PIERSON
Name: Robert W. Pierson
Title: Vice President

1888 Fund, Ltd.,
as Lender

By:	/s/ KAITLIN TRINH
Name: Kaitlin Trinh
Title: Fund Controller

AIMCO CDO Series 2000-A
As Lender

By:	/s/ CHRIS GOERGEN
Name: Chris Goergen
Title:

By:	/s/ JERRY D. ZINKULA
Name: Jerry D. Zinkula

Authorized Signatories

ALLSTATE LIFE INSURANCE COMPANY
As Lender

By:	CHRIS GOERGEN
Name: Chris Goergen
Title:

By:	JERRY D. ZINKULA

Authorized Signatures

AMMC CDO I, LIMITED
By: American Money Management Corp.,
As Collateral Manager
As Lender

By:	/s/ DAVID P. MEYER
Name: David P. Meyer
Title: Vice President

APEX (Trimaran) CDO I, LTD.,
By Trimaran Advisors, L.L.C.
As Lender

By:	/s/ DAVID M. Millison
Name: David M. Millison
Title: Managing Director

ARES III CLO Ltd.

By: ARES CLO Management LLC

By:	/s/ JEFF MOORE
Name: Jeff Moore
Title: Vice President

AURUM CLO 2002-1 LTD.

By: STRIN ROE & FARNHAM
INCORPORATEDD, AS INVESTMENT
MANAGER

As Lender

By:	/s/ JAMES R. FELLOWS
Name: James R. Fellows
Title: Sr. Vice President & Portfolio Manager

Bank of Montreal
As Lender

By:	/s/ KAREN KLAPPER
Name: Karen Klapper
Title: Director

BARCLAYS BANK PLC

By:	/s/ L. PETER YETMAN
Name: L. Peter Yetman
Title: Director

Bingham CDO L.P.,
AS Lender

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Fund Controller

BRYN MAWR CLO, Ltd.
By:	Deerfiled Capital Management LLC as its Collateral Manager
As Lender

By:	/s/ MARK E. WITTNEBEL
Name: Mark E. Wittnebel
Title: Sr. Vice President

CARAVELLE INVESTMENT FUND, L.L.C.,
By Trimaran Advisors, L.L.C.
AS Lender

By:	/s/ DAVID M. MILLISON
Name: David M. Millison
Title: Managing Director

DUETSCHE BANK TRUST,
as Lender

By:	/s/ ANCA TRIFAN
Name: Anca Trifan
Title: Director

ELC (CAYMAN) LTD.
As Lender
By: David L. Babson & Company Inc. as Collateral
Manager

By:	/s/ DAVID P. WELLS
Name: David P. Wells, CFA
Title: Managing Director

ELC (CAYMAN) LTD. CDO SERIES 1999-I,
As Lender
By: David L. Babson & Company Inc. as Collateral
Manager

By:	/s/ DAVID P. WELLS
Name: David P. Wells, CFA
Title: Managing Director

ELC (CAYMAN) LTD, 1999-II,
As Lender
By: David L. Babson & Company Inc. as Collateral
Manager

By:	/s/ DAVID P. WELLS
Name: David P. Wells, CFA
Title: Managing Director

ELC (CAYMAN) LTD., 1999-III
As Lender
By: David L. Babson & Company Inc. as Collateral
Manager

By:	/s/ DAVID P. WELLS
Name: David P. Wells, CFA
Title: Managing Director

ELC (CAYMAN) LTD, 2000-I
As Lender
By: David L. Babson & Company Inc. as Collateral
Manager

By:	/s/ DAVID P. WELLS
Name: David P. Wells, CFA
Title: Managing Director

ELC (IDM) CDO I, LTD.,
As Lender
By: David L. Babson & Company Inc. as Collateral
Manager

By:	/s/ DAVID P. WELLS
Name: David P. Wells, CFA
Title: Managing Director

TRYON CLO LTD. 2000-I
As Lender
By: David L. Babson & Company Inc. as Collateral
Manager

By:	/s/ DAVID P. WELLS
Name: David P. Wells, CFA
Title: Managing Director

Franklin Floating Rate Trust
Franklin CLO II, Limited
As Lender

By:	/s/ RICHARD D’ADDARIO
Nane: Richard D’Addario
Title: Vice President

Galaxy CLO 1999-1 Ltd.,
As Lender

By:	/s/ JOHN G. LAPHAM, III
Name: John G. Lapham, III
Title: Authorized Agent

GENERAL ELECTRIC CAPITAL
CORPORATION

By:	/s/ MOLLY S. FERGUSSON
Name: Molly S. Fergusson
Title: Manager, Operations

INDOSUEZ CAPITAL FUNDING IIA, LIMITED
By: Indosuez Capital as Portolio Advisor

By:	/s/ CHARLES KOBAYASHI
Name: Charles Kobayashi
Title: Principal and Portfolio Manager

INDOSUEZ CAPITAL FUNDING III, LIMITED
By: Indosuez Capital as Portolio Advisor

By:	/s/ CHARLES KOBAYASHI
Name: Charles Kobayashi
Title: Principal and Portfolio Manager

INDOSUEZ CAPITAL FUNDING VI, LIMITED
By: Indosuez Capital as Portolio Advisor

By:	/s/ CHARLES KOBAYASHI
Name: Charles Kobayashi
Title: Principal and Portfolio Manager

LIBERTY FLOATING RATE
ADVANTAGE FUND

By: STEIN ROE & FARNHAM
INCORPORATED, AS ADVISOR

By:	/s/ JAMES R. FELLOWS
Name: James R. Fellows
Title: Sr. Vice President & Portfolio Manager

Magma CDO Ltd.,
As Lender

By:	/s/ KAITLIN TRINH
NAME: Kaitlin Trinh
Title: Fund Controller

Mountain Capital CLO 1 LTD.
As Lender

By:	/s/ Chris Siddons
Names: Chris Siddons
Title: Director

MURFIELD TRADING LLC,
As Lender

By:	/s/ Diana L. Mushill
Name: Diana L. Mushill
Title: Asst. Vice President

NATIONAL CITY BANK,
As a Lender

By:	/s/MICHAEL BIENVILLE GRIMES
Name: Michael Bienville Grimes
Total: Senior Vice President

OLYMPIC FUNDING TRUST, SERIES 1999-1
As Lender

By:	/s/ DIANA L. MUSHILL
NAME: Diana L. Mushill
Title: Authorized Agent

PRESIDENT & FELLOWS OF HARVARD
COLLEGE

BY: Regiment Capital Management, LLC
As its Investment Advisor

By: Regiment Capital Advisor, LLC
Its Manager and pursuant to delegated
authority
as Lender

By:	/s/ TIMOTHY S. PETERSON
Name: Timothy S. Peterson
Title: President

ROSEMONT CLO, Ltd.
By: Deerfield Capital Management LLC as its
Collateral Manager
As Lender

By:	/s/ MARK E. WITTNEBEL
Name: Mark E. Wittnebel
Title: Sr. Vice President.

SEQUILS-CUMBERLAND I, Ltd.
By: Deerfield Capital Management LLC as its
Collateral Manager
As Lender

By:	/s/ MARK E. WITTNEBEL
Name: Mark E. Wittnebel
Title: Sr. Vice President

STEIN ROE FLOATING RATE
LIMITED LIABILITY COMPANY

By: STEIN ROE AND FARNHAM
INCORPORATED, AS ADVISOR,
As Lender

By:	/s/ JAMES R. FELLOWS
Name: James. R. Fellows
Title: Sr. Vice President & Portfolio Manager

WACHOVIA BANK, N.A.
(f/k/a/ First Union National Bank)

By:	/s/ Mark L. Cox
Name: Mark L. Cox
Title: Director

ACCEPTED BY:

BANK OF MONTREAL,
as Administrative Agent

By	/s/ KAREN KLAPPER
Name: Karen Klapper
Title: Director